UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM  8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

February 20, 2009

Date of Report (Date of earliest event reported)

ABBOTT LABORATORIES

(Exact name of registrant as specified in its charter)

Illinois

1-2189

36-0698440

(State or other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

100 Abbott Park Road

Abbott Park, Illinois 60064-6400

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code:  (847) 937-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year

On February 20, 2009, Abbott’s Board of Directors amended the first sentence of Article III, Section 2 of Abbott’s by-laws to provide that Abbott’s Board of Directors shall consist of thirteen persons, effective as of April 24, 2009.  Abbott’s by-laws previously provided that the Board of Directors consisted of fourteen persons.

On February 20, 2009, Abbott’s Board of Directors also amended Article IV, Section 1 of Abbott’s by-laws to provide that each committee of Abbott’s Board of Directors shall have one or more members, effective as of February 20, 2009.  Abbott’s by-laws previously required each committee of the Board of Directors to have three or more members.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Exhibit

3.1	By-Laws of Abbott Laboratories, as amended and restated effective as of April 24, 2009.

3.2	By-Laws of Abbott Laboratories, as amended and restated effective as of February 20, 2009.

10.1

Form of Performance Restricted Stock Agreement for an award of performance restricted stock under Section 10 of the Abbott Laboratories 1996 Incentive Stock Program granted on or after February 20, 2009.

10.2	Form of Performance Restricted Stock Agreement for an award of performance restricted stock under the Abbott Laboratories 1996 Incentive Stock Program granted on or after February 20, 2009.

10.3	Form of Non-Qualified Stock Option Agreement for an award of non-qualified stock options under the Abbott Laboratories 1996 Incentive Stock Program granted on or after February 20, 2009.

10.4

Form of Non-Qualified Replacement Stock Option Agreement for an award of non-qualified replacement stock options under the Abbott Laboratories 1996 Incentive Stock Program granted on or after February 20, 2009.

10.5	Form of Restricted Stock Agreement for an award of restricted stock under the Abbott Laboratories 1996 Incentive Stock Program granted on or after February 20, 2009 (ratable vesting).

10.6	Form of Restricted Stock Agreement for an award of restricted stock under the Abbott Laboratories 1996 Incentive Stock Program granted on or after February 20, 2009 (cliff vesting).

10.7	Form of Restricted Stock Unit Agreement for an award of restricted stock units under the Abbott Laboratories 1996 Incentive Stock Program granted on or after February 20, 2009.

10.8

Form of Non-Employee Director Non-Qualified Replacement Stock Option Agreement for an award of non-qualified replacement stock options under the Abbott Laboratories 1996 Incentive Stock Program granted on or after February 20, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABBOTT LABORATORIES

Date: February 23, 2009	By:	/s/ Thomas C. Freyman
Thomas C. Freyman
Executive Vice President, Finance
and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

3.1	By-Laws of Abbott Laboratories, as amended and restated effective as of April 24, 2009.

3.2	By-Laws of Abbott Laboratories, as amended and restated effective as of February 20, 2009.

10.1

Form of Performance Restricted Stock Agreement for an award of performance restricted stock under Section 10 of the Abbott Laboratories 1996 Incentive Stock Program granted on or after February 20, 2009.

10.2	Form of Performance Restricted Stock Agreement for an award of performance restricted stock under the Abbott Laboratories 1996 Incentive Stock Program granted on or after February 20, 2009.

10.3	Form of Non-Qualified Stock Option Agreement for an award of non-qualified stock options under the Abbott Laboratories 1996 Incentive Stock Program granted on or after February 20, 2009.

10.4

Form of Non-Qualified Replacement Stock Option Agreement for an award of non-qualified replacement stock options under the Abbott Laboratories 1996 Incentive Stock Program granted on or after February 20, 2009.

10.5	Form of Restricted Stock Agreement for an award of restricted stock under the Abbott Laboratories 1996 Incentive Stock Program granted on or after February 20, 2009 (ratable vesting).

10.6	Form of Restricted Stock Agreement for an award of restricted stock under the Abbott Laboratories 1996 Incentive Stock Program granted on or after February 20, 2009 (cliff vesting).

10.7	Form of Restricted Stock Unit Agreement for an award of restricted stock units under the Abbott Laboratories 1996 Incentive Stock Program granted on or after February 20, 2009.

10.8

Form of Non-Employee Director Non-Qualified Replacement Stock Option Agreement for an award of non-qualified replacement stock options under the Abbott Laboratories 1996 Incentive Stock Program granted on or after February 20, 2009.